Regions Common Stock Offering May 20, 2009 Exhibit 99.2

Forward Looking Statements
The information contained in this presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
›
In October 2008, Congress enacted, and the President signed into law, the Emergency Economic Stabilization Act of 2008 and on February 17, 2009 the
American Recovery and Reinvestment Act of 2009 was signed into law.  Additionally, the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system and may announce additional programs that will apply to Regions in the future, all of which may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
›
Regions’ ability to raise sufficient capital to satisfy the SCAP requirements without additional Government investment.
›
Until Regions is able to repay the outstanding preferred issued under Troubled Asset Relief Program (“TARP”), the impact of compensation and other restrictions on recipients of TARP preferred.
›
The impact of possible additional loan losses and reserve build-up on earnings and capital.
›
Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
›
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
›
Regions’ ability to keep pace with technological changes.
›
Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.
›
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
›
Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
›
The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
›
The cost and other effects of material contingencies, including litigation contingencies.
›
The effects of increased competition from both banks and non-banks.
›
Possible changes in interest rates may affect funding costs and reduce earning asset yields, thus reducing margins.
›
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
›
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
›
The effects of geopolitical instability and risks such as terrorist attacks.
›
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business.
›
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
›
The effects of weather and natural disasters such as droughts and hurricanes.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2008 and Form 10-Q/A for the quarter ended
March 31, 2009, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Common Offering Summary
Issuer Regions Financial
Ticker / Listing RF / NYSE
Offering Size $1.0 billion of common stock ; 100% primary shares
Concurrent offering of $250 million of Mandatory Convertible
Preferred Securities that qualify towards SCAP capital buffer
Expected Pricing May 20, 2009
Greenshoe 15%
Use of Proceeds General Corporate Purposes
Lock-Up Agreement Company², Directors and Executive Officers – 90 Days
Bookrunners Goldman Sachs, J.P. Morgan
Other $2.5 billion Tier 1 Common Equity buffer needed based on results of
SCAP
Announcing offer to exchange common shares for trust preferred securities issued by Regions Financing Trust II
1.  Excludes 15% over allotment option.
2.  Company carve-outs for selected capital actions.

1

Regions Investment Highlights
›
Diversified Southeastern Franchise
›
Strong Share in Core Markets
›
Continued Growth in Low Cost Core Deposit Base
›
Customer Retention and Account Growth
›
Attractive Investment and Brokerage Business
›
Successful Focus on Expense Containment
›
Aggressively Managing Highest Risk Exposures
›
Strong Pro Forma Capital Position

Created Through a Merger-of-Equals
›
Merger of Birmingham-based AmSouth and Regions
completed in late 2006
›
Centralized credit management, single technology platform
and integrated systems
›
Annual cost saves of approximately $800mm well above
original $400mm estimates
›
Further cost save initiatives exist and are being actively
pursued
›
Management team in place; 4 of 8 Executive Council
members recently joined from other leading financial
institutions

Regions is Among the Largest U.S. Banks
Source:  SNL Financial
Note: As of March 31, 2009.  Rank excludes trust and processing banks.

Amount U.S. Rank
Deposits $93.5bn 9
Top 5 Deposit Market Share
Alabama ($17.2bn) 23% 1
Tennessee ($16.3bn) 16 1
Florida ($14.3bn) 4 4
Mississippi ($9.7bn) 21 1
Louisiana ($7.2bn) 10 3
Arkansas ($4.2bn) 9 2
Branches 1,904 6
Loans $95.7bn 10
Tangible Common Equity 7.3 9

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
AL
GA
LA
FL

Diversified Southeastern Franchise
State Dep. ($B)
Mkt.
Share
Rank
% of
Total
% of
Cum.
Total
AL $ 17.2 23% 1 20% 20%
TN 16.3 16 1 19 38
FL 14.3 4 4 16 55
MS 9.7 21 1 11 66
LA 7.2 10 3 8 74
GA 6.4 4 6 7 81
AR 4.2 9 2 5 86
TX 3.0 1 16 3 89
IL 2.4 1 24 3 92
MO 2.2 2 9 3 95
IN 2.1 2 9 2 97
Other 2.5 — — 3 100
Note: Based on June 30, 2008 FDIC data per SNL.
Regions
Morgan Keegan
Insurance
›
Strategically important position across a number of Southeastern markets

High Relative Market Density
Regions compares
favorably in terms of
weighted average market
share relative to other
top banking franchises
1. Deposits weighted by county.  Excludes deposits from branches with > $10bn of deposits.  Based on June 30, 2008  FDIC data.
Weighted Average
Bank Market Share¹
BB&T 22.2%
Regions 20.7
Wells Fargo 20.3
Comerica 18.8
M&T 18.1
M&I 17.8
Bank of America 16.6
J.P. Morgan Chase 16.3
U.S. Bancorp 16.3
PNC 16.2
KeyCorp 14.5
SunTrust 14.3
Capital One 13.0
Fifth Third 13.0
Citi 8.4
Median 16.3%

Total Customer Deposits
80
85
90
95
Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09
Customer Retention and Account Growth
$85.7bn
›
Continued customer and deposit growth
›
Opened a record 243,000 new consumer and business checking accounts in 1Q 2009, up 26% from 1Q 2008
›
Top quartile in customer satisfaction based on Gallup consumer survey
›
Retention remains better than industry norms and at historical highs
$85.7bn $91.6bn $87.9bn $84.5bn
1. Average deposits.  Excludes wholesale deposit funding.
1

Strong and Stable Deposit Base
Deposit Profile Deposit / Funding Statistics
Funding
›
Total = $125.2bn
›
1Q 2009 Average Cost = 1.82%
Deposits
›
Total = $93.5bn
›
Deposits % of Total Funding = 75%
›
1Q 2009 Average Cost = 1.61%
›
Core Deposits¹ YoY  Change = 8.2%
›
Core Deposits¹ QoQ Change = 3.1%
Transaction
Acct
37%
MMDA
& Savings
26%
Retail
Time
22%
Jumbo
Time
14%
Other
1%

Note:  As of March 31, 2009.
1.  Core deposits equal to total deposits less jumbo time and other deposits.

#4 Regional Retail Brokerage Business¹
Poised for Strong Results as Market Recovers
Morgan Keegan Highlights
›
1,303 Financial Advisors
›
328 Offices in 19 States
›
$61 billion of customer assets
›
$63 billion of trust assets
›
$56 million assets per financial
advisor
›
$1.1 billion of new brokerage
assets added this year
›
49 net new brokers added this
year
›
$1.3 billion of Revenues in each of
2007 and 2008
Morgan Keegan Branches
1.  By salesforce.  Based on 2007-2008 SIFMA Yearbook, Top 50 Firms.

REGIONS

($ in millions)	1Q 2008	4Q 2008	1Q 2009	% Change QoQ	% Change YoY
Non-Interest Expense	$ 1,250	$ 7,273	$ 1,058		
Merger Expenses	76	—	—		
MSR Impairment	42	99	—		
Goodwill Impairment	—	6,000	—		
Adjusted Non-Interest Expense	**$ 1,132**	**$ 1,174**	**$ 1,058**	**(10)%**	**(7)%**
FTEs	32,143	30,784	30,613

Costs Continue to be Well Contained
›
Non-interest expense declined 10%, excluding 4Q08 Goodwill and MSR impairment charges
›
Management of personnel-related expenses
›
Streamlining operations and technology
›
Further cost containment initiatives underway

SCAP Update and Capital Plan 13

Regions SCAP Update
›
“What-if” scenario representing potential losses over a
two year period in an extremely adverse environment
›
Loss estimates based on asset class and geographic
exposures
›
Regions’ loss history and stress loss estimates well
below $9.2 billion of losses assumed by the SCAP
›
$2.5 billion capital buffer will provide substantial cushion over Regions’ expected losses even in a severely
strained environment

Conservative Loss Assumptions vs. Peers
1.  Includes regional banks subject to Supervisory Capital Assessment Program (BAC, BBT, FITB, KEY, PNC, STI, USB, WFC).
2.  Based on regulatory data. Represents implied losses over 1Q 2009 NCOs annualized for a two year period.
3.4% 11.9%
First Lien
Mortgages
4.1%
6.3% 13.7%
Second / Junior
Lien Mortgages
11.9%
5.9% 13.9% CRE
13.7%
7.8% 10.5%
Total
9.1%
Other
Multiple of
Implied 1Q 2009 Losses
Losses (1Q NCOs x 8)²
$1.0bn 2.5 x
$1.1bn 1.5 x
$1.2bn 3.4 x
$4.9bn 3.8 x
$0.8bn 2.2 x
$0.2bn NA x
$9.2bn 2.9 x
Peer Range
4.5% 11.0%
C&I
7.0%
0.0% 8.5% Securities
0.2%

1

Regions Capital Action Plan
›
Committed to satisfy $2.5bn capital need without use of government sources
›
Announced Capital Actions (Total ~$1.5bn)
›
Common Equity Offering - $1.0bn
›
Concurrent Mandatory Convertible Issuance - $250mm
›
Equity Exchange for Trust Preferred Securities - $200-400mm
›
Remaining capital need to be achieved through a combination of actions including
›
Additional liability management actions including possible exchanges of equity for our $2.3bn of subordinated debt and additional trust preferred securities
›
Sales of non-core assets and businesses
›
Pre-provision earnings in excess of the amounts assumed under the SCAP analysis
›
A potential reduction in disallowed deferred tax assets as a result of increased Tier 1 capital levels, and
›
If necessary, the issuance of common equity and other Tier 1 Common qualifying instruments
›
No anticipated sale of core assets or business
›
Franchise will be kept intact

Actions Create Strong Pro Forma Capital Ratios
›
Approximately $2.1 billion of excess Tier 1 Capital should position
Regions well for eventual TARP CPP redemption
1.  Assumes no reduction in Tier 1 capital from liability management strategies.
2.  Peers include:  BAC, BBT, FITB, KEY, PNC, STI, USB, WFC.  Peers pro forma for recent capital raises and SCAP reported capital need.
3.  TCE based on GAAP reported common equity and regulatory disallowed goodwill and intangibles.

Pro Forma Pro Forma
for $1.5bn of for $2.5bn of Pro Forma
1Q 2009
Tier 1 Common
1
Tier 1 Common
1
Peer Median
1,2
TCE / TA 5.41% 6.44% 7.12% 5.30%
Tier 1 Common 6.49 7.82 8.70 6.60
Tier 1 Capital 10.41 11.74 12.62 11.94

Credit Quality 18

Diverse, Relationship-Driven Loan Portfolio;
High Quality Securities Portfolio
›
Diversified portfolio
›
Minimal exposure to high risk
consumer products (i.e., credit cards,
subprime)
Commercial
36%
Home Equity
17%
Commercial Real Estate
(ex Construction)
17%
Residential
First Mortgag
16%
Construction
9%
Indirect and Other
5%
Loans - $95.7bn
›
91% Government-backed or issued –
FNMA / FHLMC / GNMA / Muni’s
›
96%  AAA or Government-backed
Securities - $21.0bn
U.S. Treasuries
<1%
Munis
3%
Agency
MBS/CMO/
ABS
75%
Other
MBS/CMO/
ABS
9%
Federal Agency
Securities
8%
FHLB / Fed
Stock
5%

Focus on Credit Risk Management
›
Sold Equifirst (subprime originations) immediately post merger in 1Q 2007
›
Remaining exposure under $75mm
›
No structured investment vehicles, no option ARMS, no negative amortization loans, or Collateral Debt Obligations
›
Moratoriums on higher risk asset classes have been in place (Land and
Lots, Condominiums, Retail CRE, etc.)
›
Sold or moved to held for sale $1.8bn of problem assets
›
Substantially more aggressive than peers
›
HFS currently marked at ~50% of face value
›
Aggressively reducing high risk Commercial Real Estate exposure
›
In late 2007, implemented a comprehensive Customer Assistance
Program to manage home equity exposures

0.85%
0.99%
1.21%
1.68%
1.65% 1.68%
3.19%
0.53%
0.85%
1.64%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09
Credit Quality Consistent with Peer Levels
Nonperforming Loans¹
/ Loans Net Charge-Offs / Average Loans
1. Excludes HFS NPLs.
2. Excludes HFS Loans.
3. Peers include BAC, BBT, CMA, FITB, KEY, MI, MTB, PNC, STI, USB, and WFC.
Allowance for Loan Losses / Loans Allowance for Loan Losses / Nonperforming Loans²
$982mm of NPAs sold /
transferred to HFS
119%
124%
144%
128%
109%
102%
174%
134%
104%
113%
50%
70%
90%
110%
130%
150%
170%
190%
1Q08 2Q08 3Q08 4Q08 1Q09
1.58%
1.38%
2.18%
1.60%
2.45%
1.43%
1.87%
1.49%
1.50%
1.94%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
1Q08 2Q08 3Q08 4Q08 1Q09
Regions Peers³

0.92%
1.26%
1.40%
1.06%
1.46%
1.76%
2.22%
1.08%
1.43%
1.71%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
1Q08 2Q08 3Q08 4Q08 1Q09

Focused on Resolution of Non-Performing Assets
1. Excludes Held for Sale.
›
Special Assets Group enhanced to better manage non-performing assets
›
Redirected efforts of top commercial lenders to focus on mitigating NPA exposure
›
Loan Evaluation Office (“LEO”) created to facilitate identification of assets for potential sale including preparation and marketing of the assets

($ in millions) 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009
Beginning Non-Performing Assets¹ $ 864 $ 1,204 $ 1,621 $ 1,642 $ 1,295
Additions $ 523 $ 730 $ 721 $ 1,004 $ 1,116
Payments (62) (52) (70) (82) (55)
Returned to Accruing Status (4) (9) (19) (44) (34)
Charge-Offs / OREO Write-Downs (92) (105) (180) (243) (215)
Net Additions $ 365 $ 564 $ 452 $ 635 $ 812
Dispositions (25) (147) (173) (276) (81)
Moved to Held for Sale 0 0 (258) (706) (91)
Ending Non-Performing Assets¹ $ 1,204 $ 1,621 $ 1,642 $ 1,295 $ 1,935

REGIONS

($ in millions)	1Q 2008 Loan Balance	1Q 2008 % of Portfolio	1Q 2009 Loan Balance	1Q 2009 % of Portfolio	YoY Δ $	YoY Δ %
Homebuilder						
Land	$ 2,093	2.2 %	$ 1,425	1.5 %	$(668)	(31.9)%
Lots	1,417	1.5	964	1.0	(453)	(32.0)
Residential Presold	588	0.6	280	0.3	(308)	(52.4)
Residential Spec	1,875	1.9	1,210	1.3	(665)	(35.5)
National Homebuilder / Other	258	0.3	269	0.3	11	4.2
Total Homebuilder	**$ 6,231**	**6.5 %**	**$ 4,148**	**4.3 %**	**$(2,083)**	**(33.4)%**
FL 2nd Lien Home Equity	$ 3,396	3.5 %	$ 3,678	3.8 %	$ 282	8.3 %
Condominium	1,367	1.4	850	0.9	(517)	(37.8)
Total Stress Portfolio	**$ 10,994**	**11.4 %**	**$ 8,676**	**9.1 %**	**$(2,318)**	**(21.1)%**
Remaining Loan Portfolio	**$ 85,391**	**88.6 %**	**$ 87,010**	**90.9 %**	**$ 1,619**	**1.9 %**

Reducing Highest Risk Exposures › Stress portfolio comprises 9% of the total portfolio, down $2.3 billion since 1Q 2008 (down 21%) 23

Florida Second Lien Home Equity
$3.7bn / 3.8% of Total Loans
›
Customer Assistance program in place
›
Separate collections team created to focus on Florida Home Equity
›
Contacted approximately 185,000 customers in 2008 (40% Home
Equity & Residential First customer base)
›
Modified over 5,500 mortgages for customers enabling them to remain in their homes
›
Proactively contacting high risk, non-delinquent customers to provide early intervention and solutions
›
Actively managing higher risk lines since 2003
›
Closed more than $1.5 billion of high risk lines in 2008
›
Tightened LTV, debt to income, and income verification policies
% of Total
Portfolio
% of Stress
Portfolio
4%
42%

YoY Change = (33)%

Residential Presold 7%
National Hombuilder 6%
Land 34%
Lots 23%
Residential Spec 29%

Southwest 6%
Other 2%
Midwest 10%
Central 32%
Florida 24%
Midsouth 26%

5.32%
25.69%
10.47%
2.88%
0.96%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
1Q08 2Q08 3Q08 4Q08 1Q09
Homebuilder
$4.1bn / 4.3% of Total Portfolio
1Q09 By Type
1Q09 By Geography
Continue to Reduce Exposure ($mm)
NCOs / Avg. Homebuilder Loans NPLs / Homebuilder Loans
Aggressive Charge-
offs and Asset Sales
1Q08 2Q08 3Q08 4Q08 1Q09
FL / N. GA
Remaining Portfolio
$ 6,231
$ 5,758
$ 5,202
$ 4,402
$ 4,148
Note:  Central includes: AL, GA, SC; Midwest includes:  AR, IL, IN, IA, KY, MO, TX; Midsouth includes:  NC, VA, TN; Southwest includes:  LA, MS
% of Total
Portfolio
% of Stress
Portfolio
4%
48%
13.42%
6.73%
10.71%
9.44%
6.71%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
15.0%
1Q08 2Q08 3Q08 4Q08 1Q09

Florida
Remaining Portfolio
YoY Change = (38)%
$ 1,367
$ 1,266
$ 1,082
$ 946
$ 850
1Q08
2Q08
3Q08
4Q08
1Q09

Condominium $850mm / 0.9% of Total Portfolio › Small remaining exposure Effectively Reducing Exposure ($mm) % of Total Portfolio % of Stress Portfolio 1% 10% 26

Non-Stress Asset Classes are Expected to Remain
Relatively Low
NCOs / Avg. Loans NPLs / Loans
0.87%
0.73%
1.07%
4.51%
8.20%
6.80%
7.15%
4.44%
0.75%
0.63%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
1Q08 2Q08 3Q08 4Q08 1Q09
Stressed Non-stressed

17.26%
0.72%
1.70%
1.14%
6.60%
10.02%
3.26%
0.95%
0.58%
0.47%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
1Q08 2Q08 3Q08 4Q08 1Q09
Stressed Non-stressed
$982mm of NPAs sold /
transferred to HFS

Maintaining Focus Through the Cycle
›
Stress portfolio comprises 9% of the total portfolio, down
$2.3 billion since 1Q 2008 (down 21%)
›
Nature of problem credits has not changed – continued
focus on identification and resolution
›
Proactive disposition of problem assets
›
Conservative, consistent loss reserve process
›
Thorough valuation review process
›
Emphasize markets of concern

Regions Investment Highlights
›
Diversified Southeastern Franchise
›
Strong Share in Core Markets
›
Continued Growth in Low Cost Core Deposit Base
›
Customer Retention and Account Growth
›
Attractive Investment and Brokerage Business
›
Successful Focus on Expense Containment
›
Aggressively Managing Highest Risk Exposures
›
Strong Pro Forma Capital Position

Appendix: Loan Portfolio Breakdown 30

Residential First Mortgage
$15.7bn / 16.4% of Total Loans
›
No exotic residential products (subprime,
options ARM, neg. am.); no broker originations
›
Alt-A performance similar to prime
›
Weighted Average LTV = 67%
›
Weighted Average FICO = 724
›
New Origination FICO = 756
›
Avg. Loan Size = $175,416
Historical NCOs / Avg. Loans NPLs / Loans
Regions Stress Portfolio
›
None
By Product By Geography Observations
Resi. 1st Mortgage
84%
Alt-A
16%
Other
61%
Florida
39%
1.05%
1.02%
0.68%
1.02%
1.46%
0.28%
0.23%
0.45%
1.35%
0.56%
0.0%
0.3%
0.6%
0.9%
1.2%
1.5%
1.8%
1Q08 2Q08 3Q08 4Q08 1Q09
Regions Peers¹
0.43%
0.54%
0.65%
1.50%
1.85%
1.96%
0.33%
0.58%
1.63%
1.15%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
1Q08 2Q08 3Q08 4Q08 1Q09
Regions Peers¹
1. Peers include BAC, BBT, CMA, FITB, KEY, MI, MTB, PNC, STI, USB, and WFC.

Home Equity
$16.0bn / 16.7% of Total Loans
2nd Lien
58%
1st Lien
42%
Other States
64%
Florida
36%
›
All branch originated, in-footprint balances
›
Active monitoring and management of lines
›
Florida 1Q 2009 charge-offs of 4.91% vs. 0.93% for
remainder of portfolio
›
Home Equity 1 liens are 42% of outstandings and 56% of
new originations
›
Florida 2    lien concentration (23%) primary driver of recent
Home Equity performance
›
Weighted average FICO of 737; new origination FICO of 768
›
Weighted average LTV of 74%; new origination LTV of 61%
›
Average loan size of $74,719
By Lien By Geography
Historical NCOs / Avg. Loans 90+ Delinquencies
Regions Stress Portfolio
›
100% of $3,678mm of FL 2 Lien
Observations
2.68%
2.25%
1.84%
1.71%
1.91%
0.88%
0.83%
0.69%
0.75%
0.97%
0.0%
1.0%
2.0%
3.0%
4.0%
1Q08 2Q08 3Q08 4Q08 1Q09
FL Other
1.48%
1.71%
4.74%
4.28%
4.37%
1.47%
3.07%
0.67%
1.37%
5.99%
1.07%
0.39%
0.52%
0.52%
0.60%
0.25%
0.93%
1.00%
1.27%
0.48%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09
FL - 1st Lien FL - 2nd Lien Other 1st Lien Other 2nd Lien

nd
st
nd

Commercial & Industrial
$34.5bn / 36.1% of Total Loans
Commercial
and Industrial
65%
Commercial
Real Estate -
Owner-
occupied
35%
›
Diversified by industry and geography
›
Emphasis on customer relationships vs.
lending
›
30% small business
›
Healthcare and asset-backed lending
specialties separately underwritten and
managed
›
High quality shared national credit portfolio
Regions Stress Portfolio
By Type By Industry
Historical NCOs / Avg. Loans NPLs / Loans
1.20%
1.02%
0.89%
0.47%
0.94%
0.42%
1.10%
0.31%
0.32%
0.19%
0.81%
1.17%
0.70%
0.42%
0.69%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1Q08 2Q08 3Q08 4Q08 1Q09
C&I CRE - Owner-occupied Total Commercial
Observations
›
1% of $4.1bn of Homebuilder
0.59%
0.78%
0.91%
0.74%
1.15%
1.34%
1.56%
1.70%
1.68%
2.27%
1.04%
1.17%
1.05%
1.54%
0.84%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
1Q08 2Q08 3Q08 4Q08 1Q09
C&I CRE - Owner-occupied Total Commercial
Real Estat
14%
Retail
10%
Healthcare
9%
Capital Goods
7%
Materials
7%
Individuals
6%
Consumer Services
6%
Financials
5%
Other
37%

2.30%
6.80%
1.45%
0.68%
0.18%
0.0%
2.0%
4.0%
6.0%
8.0%
1Q08 2Q08 3Q08 4Q08 1Q09
CRE (Non-Owner Occupied / Non-Construction)
$16.0bn / 16.7% of Total Loans
›
Underwritten and approved by commercial
real estate specialists
›
22% of portfolio is small business
›
Underwriting for mini perms is more
conservative than CMBS underwriting
›
Current credit policy moratorium on
residential construction, land, retail and
hospitality
Regions Stress Portfolio
By Type
By Geography
Historical NCOs / Avg. Loans NPLs / Loans
›
~24% of $850mm of Condo
›
Remainder in Construction
Observations
Aggressive Charge-
offs and Asset Sales
Note:  Central includes: AL, GA, SC; Midwest includes:  AR, IL, IN, IA, KY, MO, TX; Midsouth includes:  NC, VA, TN; Southwest includes:  LA, MS
Central
28%
Florida
23%
Midwest
21%
Midsouth
17%
Southwest
8%
Other
4%
2.02%
2.97%
2.67%
2.15%
1.67%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09
Resi.
26%
Multi
Family
20%
Retail
19%
Office
14%
Industrial
8%
Hospitality
5%
Other
8%

Construction
$8.9bn / 9.3% of Total Loans
›
Conservatively underwritten to permanent market standards
›
Geographically diversified
›
Greater than 50% commercial construction not experiencing
stress
›
Office
›
Industrial
›
Multifamily
›
25% of portfolio has take-outs with investment grade
entities or consists of project loans to investment grade
REITs
Historical NCOs / Avg. Loans
By Type
By Geography
NPLs / Loans
Regions Stress Portfolio
›
~ 76% of Condo
›
Remainder in CRE (24%)
›
~ 54% of $4.1bn of Homebuilder
›
Remaining in CRE (44%) and C&I (1%)
Observations
Aggressive Asset Sales
and Transfers to HFS
Central
26%
Florida
25%
Midwest
19%
Midsouth
19%
Southwest
6%
Other
6%
Note:  Central includes: AL, GA, SC; Midwest includes:  AR, IL, IN, IA, KY, MO, TX; Midsouth includes:  NC, VA, TN; Southwest includes:  LA, MS
Non-Owner Occupied
85%
Owner Occupied
15%
4.51%
6.78%
5.32%
3.02%
6.54%
1.31%
1.77%
2.33%
1.56%
1.08%
5.63%
4.78%
2.80%
5.92%
3.74%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
1Q08 2Q08 3Q08 4Q08 1Q09
Non-Owner Occupied Owner Occupied Total Construction
3.18%
12.20%
7.83%
1.95%
0.55%
1.06%
0.89%
0.90%
0.00%
0.00%
2.85%
10.47%
6.65%
1.52%
0.42%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
1Q08 2Q08 3Q08 4Q08 1Q09
Non-Owner Occupied Owner Occupied Total Construction

Indirect / Other Consumer
$4.6bn / 4.8% of Total Portfolio
NCOs / Avg. Loans 90+ Delinquencies
Observations
›
$2.7 billion of prime indirect auto exposure; no new originations since October 2008
›
Average FICO of 740
›
2008 Losses of 1.01%; Industry loss rate of 3.22%
›
$0.7 billion of marine / RV exposure; no new originations since
November 2006
›
$0.8 billion of direct installment loans; only $139 million
unsecured
›
$0.2 billion of revolving lines; 41% to Private Client customers
›
$0.1 billion of overdrafts; loss rates consistent with prior years
›
1Q 2009 other consumer losses of 2.05% excluding overdrafts
By Type
Indirect
76%
Other
24%
Note:  Central includes: AL, GA, SC; Midwest includes:  AR, IL, IN, IA, KY, MO, TX; Midsouth includes:  NC, VA, TN; Southwest includes:  LA, MS
1.74%
1.43%
0.96%
0.80%
0.85%
4.70%
4.38%
3.21%
2.33%
2.25%
2.45%
2.11%
1.58%
1.31%
1.36%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09
Indirect Other Consumer Total
0.12%
0.21%
0.17%
0.24%
0.37%
0.64%
0.10%
0.09%
0.60%
0.22%
0.16%
0.17%
0.30%
0.28%
0.14%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
1Q08 2Q08 3Q08 4Q08 1Q09
Indirect Lending Other Consumer Total